                    MID-ATLANTIC REALTY TRUST
                1306 Concourse Drive, Suite 200
                    Linthicum, Maryland 21090

_______________________________________________________________

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
______________________________________________________________



                                      April 10, 1996


       To the Shareholders of Mid-Atlantic Realty Trust:

 NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MID-ATLANTIC REALTY TRUST ("MART") will be held at The World
Trade Center Baltimore, 401 East Pratt Street, Constellation Room - 21st Floor, Baltimore, Maryland, on May 17, 1996, at 11:00 o'clock a.m., prevailing local time, for the following purposes:

         1. To elect Trustees to serve for the ensuing year and until the election and qualification of their successors;

         2.   To approve the 1995 Stock Option Plan;

         3.   To consider and act upon the selection of independent certified public  accountants to audit the books and accounts of
                    MART for  calendar year 1996; and

         4. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

         Only the shareholders of record of MART at the close of business on March 15, 1996 will be entitled to notice of and to vote at the meeting.


              By Order of the Board of Trustees,

                                       PAUL F. ROBINSON
                                       Secretary

         IMPORTANT - YOUR PROXY IS ENCLOSED
       Shareholders who do not plan to attend the meeting are requested to complete, date, sign and return promptly the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.

                 MID-ATLANTIC REALTY TRUST
                 1306 Concourse Drive, Suite 200
                  Linthicum, Maryland 21090
                          (410) 684-2000

                         PROXY STATEMENT

    The enclosed proxy is solicited by the Board of Trustees of MID-ATLANTIC REALTY TRUST ("MART") in connection with the Annual Meeting of the Shareholders of MART to be held on May 17,1996, and any adjournments or postponements thereof. The approximate date this Proxy Statement and proxy are being sent to shareholders is April 10, 1996. The proxy is revocable at any time before exercise by written notice to Paul F. Robinson, Secretary of MART, at the principal office of MART.

    Only holders of record of MART's common shares of beneficial interest, par value $.01 per share (the "Shares"), at the close of business on March 15, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the Record Date, 6,019,039 Shares were outstanding and entitled to vote at the meeting, with each Share entitled to one vote.


                       BENEFICIAL OWNERSHIP

    The following table reflects the names and addresses of the only persons known to MART to be the beneficial owners of 5% or more of the Shares
outstanding as of the Record Date.   For purposes of calculating beneficial
ownership, Rule 13d - 3 of the Securities Exchange Act requires inclusion of Shares that may be acquired upon the conversion of MART's Convertible Debentures held by such person, assuming those Debentures and no other Debentures are converted, even though the shares are not actually owned of record by that person.

        Name and Address             Shares Beneficially       Percent
      of Beneficial  Owner                      Owned            of  Class

Fidelity Investments (FMR Corp.)       425,571                      6.6%
82 Devonshire Street
Boston, Massachusetts  02109





Merrill Lynch & Co., Inc.                   674,307 (1)                 9.8%
World Financial Center, North Tower
250 Vesey Street
New York, New York 10281

Palisade Capital Management   1,048,333                         16.0%
1 Bridge Plaza
Fort Lee, New Jersey  07024
_______________

(1) Reflects shared voting and investment power with the following affiliated entities:
 Merrill Lynch Group, Inc. of the same address; and Princeton Services, Inc., Merrill Lynch Asset Management, L.P. and Merrill Lynch Global Allocation
Funds, Inc., each of  800 Scodders Mill Road, Plainsboro, New Jersey 08536.



                       ELECTION OF TRUSTEES

    A Board of Trustees of eight persons is to be elected by the shareholders. All of the nominees will be elected as Trustees to serve until the 1997 Annual Meeting of Shareholders and until their respective successors have been elected and qualify. Under MART's Declaration of Trust and Maryland law, Trustees are elected by a plurality vote, which means the affirmative vote of holders of a majority of the Shares present (in person or by proxy) and voted at the meeting. Consequently, withholding of votes, abstentions and broker non-votes will have no effect on the outcome of this vote.

    Unless authority to vote is withheld, the enclosed proxy will be voted in favor of the election as Trustees of the following nominees. The Board of Trustees does not know of any nominee who will be unable to serve, but if any of them becomes unable to serve, the proxies may be voted with discretionary authority for the election of other persons as Trustees.


               Principal Occupation                      Trustee
Name    During the Last Five Years          Age        Since

David F. Benson. . . . . . . . . . . . . . . . . . . . . . . . . President of
Meditrust (a publicly owned real estate investment trust)
                                                           47       1993

Marc P. Blum . . . . . . . . . . . . . . . . .  . Member - Gordon,
 Feinblatt, Rothman, Hoffberger & Hollander, LLC;
 Chief Executive Officer of World
Total Return Fund Limited Partnership and U.S.A. Fund
Limited Partnership (private investment funds) since 1992;
Chief Executive Officer of Coles Colonial Limited Partnership
(operator of four Drexel-Heritage furniture stores)  53       1993

Robert A. Frank  . . . . . . . . . . . . . . . . . . . . . . . .  Managing
 Director and Group Head of the Real
Estate Securities Research Department
of Alex. Brown & Sons
Incorporated (a publicly owned
 investment banking firm)                                  46       1993

 LeRoy E. Hoffberger  . . . . . . . . . . . . . . . . . . . . . . President of
CPC, Inc. (real estate investments); Vice President of
 Merchants Terminal Corp. (warehouse company); Of
Counsel to Gordon,  Feinblatt, Rothman,
Hoffberger & Hollander, LLC                              70       1993

F. Patrick Hughes  . . . . . . . . . . . President and Chief Executive
Officer of MART; President
and Chief Operating Officer of
BTR Realty, Inc. from November, 1990                 48       1993

M. Ronald Lipman . . . . . . . . . . .  Member - Lipman, Frizzell &
Mitchell, L.L.C. (real estate consultant                  57       1993

Stanley J. Moss  . . . . . . . . . . . . . . . . . . . . . . . .  Legal Counsel,
 NatWest Markets (investment bankers); Member of the
Board of Advisors of Workbench, Inc.; Attorney, Of Counsel
to Katten, Muchin & Zavis from 1991to 1992; Senior Vice
President, Secretary and
Corporate Counsel to Drexel Burnam
Lambert Incorporated from 1987 to 1990                65       1993

Daniel S. Stone  . . . . . . . . .. . .  President of Stone & Associates,
Inc.  (real estate developers and consultants)            51       1993

    Messrs. Blum and Hoffberger are also directors of nine funds in the Davis Fund complex, which are investment companies registered under the Investment Company Act of 1940.  Mr.
Benson is also a trustee of Meditrust, a public real estate investment trust.

    Mr. Blum is a member of, and Mr. Hoffberger is of counsel to, the law firm of Gordon, Feinblatt, Rothman, Hoffberger &
Hollander, LLC, Baltimore, Maryland. During 1995, MART paid or incurred legal fees to that firm for services rendered.

    In 1995, the Board of Trustees held 4 meetings. During that year, each Trustee attended, in the aggregate, at least 75% of the meetings of the Board of Trustees and committees on which he served.

Committees of the Board of Trustees

    The Board of Trustees has an Executive Compensation Committee, an Audit Committee, an Investment Committee and a Nominating Committee.

    The Audit Committee consists of Messrs. Blum, Frank and Moss and recommends to the Board the selection of the independent public accountants, reviews with such accountants and management financial statements, other results of the audit, and internal accounting procedures and controls. The Audit Committee also reviews and considers proposed related party transactions, if any. The Audit Committee held three meetings in 1995.

    The Executive Compensation Committee consists of Messrs. Benson, Blum, Frank and Moss and makes recommendations to the Board regarding compensation of Trustees and executive officers, executive compensation generally, and benefit plans for management to be considered by the Board. The Executive Compensation Committee held two meetings in 1995.

    The Investment Committee consists of Messrs. Lipman, Stone and Hoffberger, with Mr. Hughes serving as a member ex officio. The Investment Committee, which held four meetings in 1995, reviews the performance of MART's properties and evaluates redevelopment and acquisition opportunities.

    The Nominating Committee, which consists of Messrs. Blum, Benson and Stone, makes recommendations regarding nominations for Trustees and officers. The Nominating Committee would consider nominees recommended by shareholders upon written request made to the committee prior to the time that the committee's recommendations are made to the Board of Trustees. The Nominating Committee held one meeting in 1995.

Compensation Committee Interlocks and Insider Participation

    The Executive Compensation Committee of MART consists of Messrs. Frank, Benson, Blum and Moss. Mr. Blum is a member of, and Mr.
Hoffberger is of counsel to, the law firm of Gordon, Feinblatt, Rothman, Hoffberger & Hollander, LLC, Baltimore, Maryland. During 1995,
MART paid or incurred legal fees to that firm for services rendered.

Trustee Compensation

    MART pays its Trustees (other than Mr. Hughes, who is employed as President and Chief Executive Officer of MART) a retainer of $12,000 per annum, $1,000 per meeting for each Board and committee meeting attended in person, and $500 for meetings attended by telephone. In addition, under MART's Omnibus Share Plan, each non-management Trustee automatically receives an option ("1993 Trustee Option") to purchase 10,000 Shares exercisable at the market price on the date the option is granted. Trustee Options are exercisable to purchase 4,000 Shares six months after a Trustee's election to the Board, and to purchase 3,000 Shares on each of the first and second anniversaries of his or her election.
The 1993 Trustee Options, which have an exercise price of $10.50 per Share, became exercisable on August 1, 1994 to purchase 4,000
Shares, and on each of January 1, 1995 and 1996 to purchase an additional 3,000 Shares, respectively; the market priceof the Shares on each vesting date was less than the exercise price of the 1993 Trustee Options. Mr. Hoffberger was granted options to purchase 30,000 Shares under MART's Omnibus Share Plan in his capacity as Chairman. Under MART's 1995 Stock Option
Plan, each Trustee who was serving as a Trustee as on September 14, 1995 and who was not an employee of MART was granted an option to purchase 6,000 Shares. The 1995
Stock Option Plan is described in greater detail below. All options granted thereunder are contingent on the approval of the plan by MART's shareholders at the 1996 Annual Meeting.

 INFORMATION REGARDING SHARE OWNERSHIP OF MANAGEMENT

    As of the Record Date, the number of Shares owned by each Trustee, each nominee to become a Trustee and by all Trustees and executive officers as a group were as follows:


     Name of                              Shares                 Percent
 Beneficial Owner            Beneficially Owned      of  Class

          David F. Benson                     1,333                       *
          Marc P. Blum                       32,681(1)(3)            .5%
          Robert A. Frank                       3,166                       *
          LeRoy E. Hoffberger           113,557(2)(3)           1.9%
          F. Patrick Hughes                  35,518                      .6%
          M. Ronald Lipman                43,780                      .7%
          Stanley J. Moss                       1,000                        *
          Daniel S. Stone                       3,400                        *
          Paul F. Robinson                    2,419                        *
       All Trustees and Executive Officers
        as a Group (9 persons included)   236,854(4)    3.9%(4)
          ____________________
*less than .1%

(1) Mr. Blum's Shares are held by World Total Return Fund Limited Partnership and by U.S.A. Fund Limited Partnership, investment funds of which Mr. Blum is the President and CEO of the General Partner and in which he holds a substantial interest.

(2) Excludes 134,624 Shares or 2.2% of the outstanding shares owned by the Hoffberger Foundation, Inc., a charitable foundation of which Mr. Hoffberger is an officer and director. The number of Shares in the above table includes 60,000 shares owned by CPC, Inc., a corporation of which Mr. Hoffberger is a director,  stockholder and executive officer and includes 2,517
Shares registered in the name of Mr. Hoffberger as co-trustee under a trust agreement.

(3) Does not include 188,740 Shares held by Davis New York Venture Fund, Inc. and $350,000 principal amount of MART's Convertible Subordinated Debentures, convertible into 33,333 Shares, held by Davis Convertible Securities Fund, Inc., of which funds Messrs. Blum and Hoffberger are directors. The aggregate number of Shares beneficially owned by such funds is 222,073 or 3.7% of the outstanding Shares.

(4) The total number of Shares held by all Trustees and executive officers as a group including the Shares held by the Hoffberger Foundation, Inc. and the investment funds specified in Note (3) is 593,551, representing 9.8% of the outstanding Shares of MART.




              EXECUTIVE COMPENSATION

 The following table reflects, with respect to the Chief Executive Officer and each executive officer of MART whose annual compensation exceeded $100,000 in 1995, the aggregate amounts paid to or accrued for such officers as compensation in 1995, 1994 and 1993 (on an annualized basis).




               Summary Compensation Table
                   Annual Compensation
 _____________________________________________
Name and
Principal                                                      Other Annual
Position               Year    Salary     Bonus     Compensation (1)
______________________________________________

F. Patrick Hughes       1995   $167,000   $75,000      $12,800
President and Chief    1994   $152,000   $30,000       $12,800
Executive Officer       1993   $132,000         -             $12,754


Paul F. Robinson       1995    $107,000   $40,000        $9,145
Vice President,          1994     $98,000    $15,000        $6,082
Secretary, and            1993     $93,214          -             $7,998
General Counsel




                            Summary Compensation Table
                                   Long Term Compensation
                       ____________________________________
                                 Awards                                 Payouts
Name and            ______________________  __________
Principal        Restricted Stock                        LTIP       All Other
Position     Year     Award(s)     Options     Payouts   Compensation(2)
___________________________________________________

F. Patrick Hughes     1995       -           27,000        -         $387
President and Chief  1994        -          45,000        -         $387
Executive Officer     1993        -         -          -         $387


Paul F. Robinson,    1995        -          16,200      -         $653
Vice President,        1994        -          27,000    -              -
Secretary and           1993      -           -         -              -
General Counsel

___________________
(1)Consists of car allowance and amounts reimbursed under MART's executive medical reimbursement plan.
(2)Consists of premiums paid by MART on term life insurance policies on the lives of Messrs. Hughes and Robinson which are payable to their respective heirs or estates.







                           Option Grants In Last Fiscal Year

                                                             Potential
                                                        Realizable Value
               Individual Grants                  at Assumed Annual
          __________________________    Rates of Stock
                                  %of                    Price Appreciation
         Number of         Total                      for Option Term
         Securities          Granted to           _______________
        Underlying      Employees
          Options      In Fiscal    Exercise  Expiration
Name    Granted     Year         Price           Date          5%       10%
____________________________________      ____________

F. Patrick Hughes   9,000         8 15/16     9/30/2005   50,601 128,250
                           9,000             (1)         9/30/2005        (1)
                           9,000             (1)         9/30/2005        (1)
                         ______
                         27,000      26.8%


Paul F. Robinson    5,400     8 15/16     9/30/2005   30,361   76,950
                           5,400             (1)         9/30/2005        (1)
                           5,400             (1)         9/30/2005        (1)
                          ______
                         16,200      16.1%


(1)The Options granted under the 1995 Stock Option Plan become exercisable in two additional tranches (on September 30, 1996 and September 30, 1997, respectively) and the exercise price of each tranche is the market price of the underlying Shares on the date such tranche becomes exercisable.
Consequently, the exercise price and potential realization value of these tranches of options are not determinable at this time.

         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

                        Number of Securities       Value of Unexercised
                     Underlying Unexercised       In-the-Money Options
                          Options at FY End          at FY End
Name      Exercisable/Unexercisable       Exercisable/Unexercisable


F. Patrick Hughes              54,000/18,000              --- ---
Paul F. Robinson              32,400 /10,800              --- ---

Executive Employment Agreements

    MART has Executive Employment Agreements ("Agreements") with F.
Patrick Hughes and Paul F. Robinson which were amended in 1995. Under the Agreements, the annual base salary for each of Messrs.
Hughes and Robinson for this last fiscal year was $167,000 and $107,000 respectively. The Agreements provide annual increases of at least one-half of the annual increase in the Consumer Price Index. Until 1995, the term of each Agreement was two years; at the end of each year, the Agreement automatically renewed for an additional one year period unless written notice to the contrary is given at least 90 days prior to each anniversary date of the Agreement. In 1995 the Agreements were amended to provide that the term shall at all times be two years. In the event of the termination of employment due to a change of control in MART which was not approved by the Board of Trustees, all compensation payable to the executive for the remainder of the employment period becomes immediately due and payable. Under the 1995 amendment, the condition relating to Board approval of the charge in control was removed. At the election of the executive, such compensation may be payable in a lump sum, discounted to present value. Under the 1995 amendment, the lack of Board approval condition was removed.


          REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

    The compensation of members of management of MART is determined by the Board of Trustees based upon the recommendation of the Executive
Compensation Committee (the "Committee"). The Committee is comprised of independent Trustees, who are responsible for developing and implementing a comprehensive compensation program for management.

    Compensation Philosophy. The philosophy of the Committee is to ensure that the interests of management and employees are identical to the interests of MART's owners - the shareholders. To that end, the Committee has implemented and will continue to implement a compensation strategy that includes base salary and cash bonus, as well as incentive stock options which will reward management and employees for adding shareholder value. Base salary is established at levels which are necessary to attract and retain a high caliber of management, and cash bonuses provide short-term rewards for current accomplishments. Incentive stock options provide management and employees with a long-term investment in MART, the value of which is dependent upon their success in maximizing shareholder values.

    The measure of performance for a real
estate investment trust ("REIT") is
funds from operations, since most of the funds from operations are distributed to shareholders as a dividend. To the extent management succeeds at increasing funds from operations and dividends, share prices and shareholder values should be increased. Creating long-term shareholder value, however, is not always consistent with increased short-term distributions. To properly reward management for achieving a well balanced result, the Committee believes that both short-term results as well as long-term values must be considered and separately recognized.

    The Committee also recognizes the individual functions of each employee and provides for individual goals to be attained by each person. While the favorable performance of MART as a whole is the basis for any reward, the performance by each employee is the most significant factor in determining awards.
The compensation of Mr. Hughes as the
Chief Executive Officer of MART,
however, is based upon the foregoing
factors as well as the overall performance of MART and its management. As CEO, Mr. Hughes is responsible for the overall condition of the company and its resources, and his performance is
evaluated by the Committee, in its
discretion, on that basis as well as on
objective criteria based on reaching
certain financial and other benchmarks.

    Base Salary. Base salary for senior management for fiscal year 1995 was based upon salaries paid to such personnel in the preceding year, with appropriate increases. It is the intention of the Committee to review MART's executive compensation structure to insure that MART has the continued ability to attract and retain the high caliber executive talent. To that end, the Committee will take into account salaries of senior management of companies of similar size within the REIT industry. The base salary for Mr. Hughes will be consistent with the base salaries of chief executive officers of peer companies.


    Incentive Bonuses. The Committee has implemented a discretionary cash bonus program for management and employees. The program makes available a cash bonus pool consisting of a percentage of the amount by which MART's funds from operations for the year exceeds a specified increase over the preceding year. The Committee has also adopted a bonus program for operating personnel for exceeding annual goals. For example, personnel engaged in development and redevelopment of properties would be rewarded for achieving returns above specified levels. Management personnel may participate in such bonus pools. The purpose of this program is to closely align the interests of management and employees with the interests of MART's shareholders on a year to year basis. The performance of the Chief Executive Officer will also be tied to the overall performance of MART and its management.

    Incentive Stock Option Plans. To promote the best long-term benefits to MART and its shareholders, MART has an Omnibus Share Plan under which Trustees, officers and employees may be granted awards of stock options, stock appreciation rights, performance shares and restricted stock. Up to 300,000 shares have been reserved for issuance under this plan. In the last fiscal year the Board of Trustees has also adopted MART's 1995 Stock Option Plan pursuant to which up to 180,000 Shares have been reserved for issuance upon the exercise of stock options granted under this plan. The purpose of these Plans is to provide equity-based incentive compensation based on the long-term appreciation in value of MART's Shares and to promote the interests of MART and its shareholders by encouraging greater management ownership of MART's Shares. Most of the options granted or to be granted under the Plan vest over a period of several years, thereby providing a long-term incentive and encouraging a long-term relationship between the employee and MART.

    Awards under the Plan have been and will continue to be made to employees who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of MART.

                             EXECUTIVE COMPENSATION COMMITTEE
                             Robert A. Frank, Chairman
                             David F. Benson
                             Marc P. Blum
                             Stanley J. Moss


                        PERFORMANCE GRAPH

    MART commenced operations on September 11, 1993 upon the merger of BTR into MART, as a result of which MART acquired the business and operations of BTR. Consequently, MART had less than four months of operations during 1993. The following graph tracks the cumulative total return for MART during those months and for 1994 and 1995, compared to the S&P
500 and the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Total Return Index. The cumulative total return represents stock price appreciation and assumes reinvestment of all dividends paid during the indicated period. The graph assumes an investment of $100 on September 1, 1993.









                          MID-ATLANTIC REALTY TRUST
                           CUMULATIVE TOTAL RETURN
                                    9/1/93 TO 12/31/95
                            S&P 500  EQUITY NAREIT  MART
09/01/93                $100.00          $100.00          $100.00
09/30/93                  99.26           104.88            97.62
10/31/93                 101.28           102.89            97.62
11/30/93                 100.33            97.30            95.24
12/31/93                 101.56            97.14            87.38
01/31/94                 104.96            99.97            85.00
02/28/94                 102.13           104.31            95.71
03/31/94                  97.69           100.44            94.14
04/30/94                  98.98           102.15            95.33
05/31/94                 100.57           104.43            91.76
06/30/94                  98.09           102.29            91.38
07/31/94                 101.33           101.79            89.00
08/31/94                 105.45           102.10            89.00
09/30/94                 102.92           100.20            94.57
10/31/94                 105.27            96.72            89.81
11/30/94                 101.40            93.40            80.29
12/31/94                 102.89           100.22            87.14
01/31/95                 105.56            98.03            83.57
02/28/95                 109.66          100.45            84.76
03/31/95                 112.90          100.05            86.86
04/30/95                 116.19          100.02            91.62
05/31/95                 120.78          104.27            98.17
06/30/95                 123.62          105.93            96.10
07/31/95                 127.73          107.76            96.69
08/31/95                 128.08          109.05            94.90
09/30/95                 133.44          110.92            99.98
10/31/95                 132.98          108.54            93.43
11/30/95                 138.83          109.53            95.81
12/31/95                 141.40          115.52            99.19


    Because of the short period (approximately 28 months) covered by the graph, the graph is not an accurate measure of the cumulative total return or performance of MART or a proper indicator of its comparison to the S&P 500 or the Equity REIT Total Return Index in general.

                APPROVAL OF 1995 STOCK OPTION PLAN

    On September 14, 1995, the Board of Trustees adopted the Mid-Atlantic Realty Trust 1995 Stock Option Plan (the "1995 Plan"), contingent upon approval by the shareholders within 12 months of the date of adoption. Unless extended or earlier terminated by the Board of Trustees, the 1995 Plan will continue in effect until and shall terminate on September 14,
2005. The purpose of the 1995 Plan is to provide incentives for Trustees, officers and employees of MART and to provide an additional means of attracting and retaining competent personnel.

Administration of 1995 Plan

     The 1995 Plan provides that it shall
be administered by the Executive
Compensation Committee of the
Board of Trustees (the "Committee").  The
Committee is authorized to determine and designate from time to time those employees of MART to whom options are to be granted.
Each employee of MART is eligible to be  a
 participant under the 1995 Plan, if
so designated by the Committee. The granting of an option to an employee takes place only when a written and executed option agreement containing the terms and conditions of the option is delivered to the employee. Unless otherwise specified by the Committee in the option agreement, each option granted under the 1995 Plan shall expire on the 10th anniversary of the date the option was granted. In the event of the termination of employment of an optionee for any reason, all unexercised options will terminate, be forfeited and will lapse unless such options are exercised by the employee
(or his or her personal
representative) within 90 days after the optionee's employment with MART is terminated.

    The 1995 Plan provides for the
reservation of 180,000 Shares for issuance upon the exercise of options granted under the plan. The number of Shares reserved for the grant of options and the number of Shares which are subject to outstanding options under the 1995 Plan are subject to adjustment in the event of stock splits, stock dividends, reclassifications or other changes in MART's capitalization.

Terms of Options

    The exercise price for Shares being
purchased upon the exercise of options
may be paid (i) in cash or by check, (ii) with Shares of MART, to the extent the Fair Market Value of such Shares on the date of exercise equals the exercise price of the Shares being purchased, (iii) by surrender to MART of options to purchase Shares, to the extent of the difference between the exercise price of such options and the Fair Market value of the Shares subject to such options on the date of such surrender, or (iv) a combination of (i), (ii) or (iii) above.
MART has the right to withhold and deduct from the number of Shares deliverable upon the exercise of any options under the 1995 Plan a number Shares having an aggregate Fair
Market Value equal to the
amount of any taxes and other charges that MART is obligated to withhold or deduct from amounts payable to the participant.

    Options granted under the 1995 Plan are
not transferable by an optionee
otherwise than by will or the laws of descent and distribution, as provided in the 1995 Plan. Options shall be exercisable only by the optionee during his lifetime;
any attempt to transfer an option, or to assign, pledge, hypothecate or otherwise dispose of an option in violation of the terms of the 1995 Plan, or to levy any attachment or similar process upon such option, results in the immediate lapse of such option. Notwithstanding the foregoing, in the event of the death of an optionee or termination of employment due to permanent or total disability, the option (other than Trustee Options described below) may be exercised by the personal representative or bequestee, or by disabled optionee, as the case may be, within 90 days after the death or termination of his or her employment.

    Under the 1995 Plan, upon the occurrence of certain "Extraordinary Events" all options granted under the 1995 Plan will vest and become fully exercisable at a price per Share equal to the average closing price per Share for the thirty days prior to the announcement or other publication of the Extraordinary Event.
An "Extraordinary Event" is defined as the commencement of a tender offer
(other than by MART) for the Shares, or a sale or transfer, in one or a series of transactions, of assets having a fair market value at least equal to 50% of the fair market value of all assets of MART, or a merger, consolidation or share exchange pursuant to which the Shares may be exchanged for or converted into cash, property or securities of another issuer, or the liquidation of MART. The date the options become exercisable is the date of the commencement of a tender offer or, in the case of any other
Extraordinary Event, the date preceding the record date or other date as of which shareholders of record become entitled to the consideration payable in respect of the Extraordinary Event.

    In addition, the 1995 Plan provides that effective September 30, 1995 (the
"Grant Date"), each Trustee of MART who
was serving as a Trustee on the date
the 1995 Plan was adopted and who is not an employee of MART is granted an option to purchase 6,000 Shares (the
"Trustee Options").  The Trustee
Options are exercisable in the following increments ("Tranches") to purchase the following number of Shares: (i) 2,000
Shares on the Grant Date;
 (ii) additional 2,000 Shares on the first anniversary of the Grant Date;
and (iii) an additional 2,000 Shares on the second anniversary of the
Grant Date (each such date is referred to as an "Exercise Date"). The exercise price per Share is the closing price of the Shares on the trading day immediately preceding the day on which such Tranche becomes exercisable ("Fair Market Value").
The first Tranche
became exercisable on September 30, 1995 at an exercise price of $815/16 per Share. Shares acquired by a Trustee upon the exercise of all or part of a Tranche of Trustee Options may not be sold or otherwise disposed of by the Trustee for a period of six months from and after the Exercise Date of such Tranche (or from and after the date the 1995 Plan is approved by the shareholders, whichever is later), except in the event of the death of an optionee, in which event all vested Tranches will be exercisable and may be sold any time after the date of death.

New Plan Benefits

    During 1995, options to purchase an
aggregate of 141,300 Shares have been
granted to Trustees, officers and employees of MART subject to the approval of the 1995 Plan by the shareholders. The following table provides information regarding these options.

                                             New Plan
Benefits
                                        1995 Stock Option
Plan


 Current
Name and Number of Shares  Date of Date
of  Exercise Market  Expiration
Position Underlying Option Grant Vesting
Price($)  Price($)(1) Date

NAMED EXECUTIVE OFFICERS
F. Patrick Hughes  9,000  9/30/95     9/30/95
 8 15/16  10   9/30/2005
  President and    9,000  9/30/95     9/30/96
(2)    _    9/30/2005
 Chief Executive
        Officer    9,000  9/30/95     9/30/97
(2)    _    9/30/2005

Paul F. Robinson   5,400  9/30/95    9/30/95
8 15/16   10   9/30/2005
 Vice President,   5,400  9/30/95    9/30/96
(2)    _    9/30/2005
 Secretary, and    5,400  9/30/95    9/30/97
(2)    _    9/30/2005
 General Counsel

EXECUTIVE OFFICERS AS A GROUP
2 Persons      14,400  9/30/95  9/30/95  8
15/16      10      9/30/2005
               14,400  9/30/95  9/30/96    (2)
_       9/30/2005
              14,400  9/30/95  9/30/97   (2)     _
  9/30/2005

NON-EXECUTIVE TRUSTEES AS A
GROUP
7 Persons     14,000 9/30/95   9/30/95 8
15/16    10     9/30/2005
              14,000 9/30/95   9/30/96   (2)      _
 9/30/2005
              14,000 9/30/95   9/30/97   (2)      _
 9/30/2005

EMPLOYEES AS A GROUP
20 Persons   18,700  9/30/95   9/30/95  8
15/16   10   9/30/2005
             18,700  9/30/95   9/30/96    (2)     _
9/30/2005
             18,700  9/30/95   9/30/97    (2)     _
9/30/2005

___________________

(1)The price per Share on the American
Stock Exchange at the close of
trading on March 18, 1996.
(2)    Not determinable until the date the
option vests.

Tax Consequences

       Options granted under the 1995 Plan
may
be either incentive stock options
within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (qualified options), or nonqualified options. An employee realizes no income upon the grant of an incentive stock option. An optionee who holds his/her Shares for two years after the grant of the option and for one year after he/she receives the Shares upon its exercise generally will not incur any federal income tax liability upon receipt of the Shares pursuant to the exercise.
However, the spread between the exercise price and the fair market value of the Shares at the time of exercise will be includable in alternative minimum taxable income for the year of exercise. After satisfying such holding periods, upon a disposition of the Shares at a price greater than the option exercise price, the optionee will realize taxable long-term capital gain. MART will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of a qualified option; however, if the optionee does not comply with the holding periods, he/she will realize ordinary income in the year of sale equal to the difference between the exercise price and the value of the underlying Shares on the date of exercise (or the sale price if lower where the sale is to an unrelated party). Where the sale price is lower than the fair market value of the Shares on the date of exercise and the sale is to an unrelated party, and the exercise and sale occur within the same taxable year, the amount included in alternative minimum taxable income will be the amount of the sale price. In such a case, MART would be entitled to a deduction in an amount equal to the ordinary income realized by the optionee.

       Employees and non-employee Trustees
will also realize no income upon the
grant of a nonqualified stock option.
Generally, however, the holder of a
nonqualified stock option will realize
taxable
ordinary income at the time of the
exercise of his/her option in an amount
equal
to the excess of the fair market
value of the Shares acquired at the time of exercise over the exercise price of the option, and MART will be entitled to a deduction for the amount included in the optionee's income. Upon the sale of the Shares, the optionee will realize capital gain or capital loss. Whether such capital gain or capital loss is long-term or short-term will depend upon the period of time the optionee holds the Shares once they are acquired.

       The Board of Trustees recommends a
vote "FOR" the 1995 Stock Option
Plan. The affirmative vote of holders of a majority of shares present (in person or by proxy) and voted at the meeting is needed to approve the Plan.
Consequently, withholding votes,
abstentions
and broker non-votes will have no
effect on the outcome of this vote.


   SELECTION OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS

       On the recommendation of the Audit
Committee, the Board of Trustees has
selected KPMG Peat Marwick, LLP as
independent certified public accountants to audit the books and accounts of MART for calendar year 1996. The Board of Trustees considers such accountants to be well qualified and recommends a vote in favor of their selection.

       Representatives of KPMG Peat
Marwick,
LLP are expected to be present at
the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.


       SUBMISSION OF SHAREHOLDER
PROPOSALS TO BE
CONSIDERED  AT THE MAY 1997
ANNUAL MEETING

       Any shareholder desiring to present a
proposal to be considered by the
shareholders at the Annual Meeting of
Shareholders to be held in May 1997, and desiring that information concerning such proposal be included in the proxy statement and form of proxy relating to such meeting furnished to shareholders by the Board of Trustees, should submit in writing proposals, including all supporting materials, to MART at its principal executive offices no later than December 1, 1996.


                          OTHER MATTERS

       The solicitation of proxies will be made by mail at MART's expense, including charges and expenses of brokerage firms, banks and others for forwarding solicitation material to shareholders.

       The Board of Trustees of MART is not
aware of any other matter which
may be presented for action at the meeting, but should any other matter requiring a vote of the shareholders arise, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy.

       Shareholders who do not plan to attend
the Annual Meeting are urged to
complete, date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

                By Order of the Board of Trustees,

                              PAUL F. ROBINSON
                                       Secretary


Dated:   April 10, 1996
                             PROXY
           MID-ATLANTIC REALTY TRUST
                1306 Concourse Drive, Suite 200
                   Linthicum, Maryland 21090

       This Proxy is Solicited on Behalf of the Board of Trustees of Mid-Atlantic
Realty Trust.

       The undersigned hereby appoints LeRoy
E. Hoffberger, F. Patrick Hughes
and Paul F. Robinson, and each of them, as
proxies, each with the power of
substitution, to vote as designated below all
of the shares the undersigned
is entitled to vote at the Annual Meeting of
Shareholders to be held at The
World Trade Center Baltimore, 401 East
Pratt Street, Constellation Room - 21st
Floor, Baltimore, Maryland, on May 17,
1996
at 11:00 a.m., prevailing local
time, and any adjournments thereof.

1.     ELECTION OF TRUSTEES:  FOR all
nominees listed below         []
               (except as set forth to the contrary
below)

       WITHHOLD AUTHORITY to vote for
all nominees listed below          []

       Marc P. Blum, Robert A. Frank, LeRoy
E. Hoffberger, F. Patrick Hughes,
M. Ronald Lipman, Daniel S. Stone, David
F.
Benson, Stanley J. Moss

The terms of all Trustees expire at the next annual meeting at which their successors are elected and qualify.

(INSTRUCTION:  To withhold authority to
vote for any individual nominee,
write that nominee's name on the space
provided below.)

____________________________________________________________

2.     PROPOSAL TO APPROVE THE
MID-ATLANTIC  REALTY TRUST
1995 STOCK OPTION PLAN.

        For  []         Against []     Abstain  []

3.     PROPOSAL TO RATIFY THE
APPOINTMENT OF KPMG Peat
Marwick, LLP as the independent certified public accountants of MART for the fiscal year ending December 31, 1996.

        For  []         Against []     Abstain  []

4.     In their discretion, the proxies are
authorized to vote upon any other
business which properly comes before the meeting and any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned share- holders. If no direction is made, this proxy will be voted in favor of all nominees and for Proposals No. 2 and 3.

Please sign exactly as your name appears on your proxy card. When shares are held by joint tenants, both should sign.
When
signing as attorney, executor,
administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                            PLEASE MARK, SIGN,
DATE AND MAIL THE CARD IN
                            THE ENCLOSED
ENVELOPE.

DATED: ______________________, 1996


Signature____________________________

DATED: _______________________, 1996


Signature___________________________


APPENDIX

MID-ATLANTIC REALTY TRUST
1995 STOCK OPTION PLAN

 1. Purpose.  The purpose of this 1995
STOCK OPTION PLAN ("Plan") is to
further the interests of MID-ATLANTIC
REALTY TRUST (the "Company") by
providing incentives for Trustees, officers and employees of the Company who may be designated for participation therein and to provide additional means of attracting and retaining competent personnel.

 2. Administration.  The Plan shall be
administered by the Executive
Compensation Committee of the Board of
Trustees of the Company (the
"Committee"). Subject to the provisions of the Plan and applicable law, the Committee is authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan and to any options granted thereunder, and to make all other determinations necessary or advisable for the administration of the Plan. No member of the Committee shall vote upon or decide any matter relating to himself or member of his immediate family or to any of his rights or benefits (or rights or benefits of a member of his immediate family) under the Plan.

 3. Limitation on Aggregate Shares;
Adjustments. The Company has reserved
180,000 common shares of beneficial
interest, par value $.01 per share (the
"Shares"), for issuance upon the exercise of options granted under this Plan. If any option granted under the Plan shall terminate, be forfeited or expire unexercised, in whole or in part, the Shares so released from option may be made the subject of additional options granted under the Plan. The Company shall reserve and keep available such number of Shares as will satisfy the requirements of all outstanding options granted under the Plan. Appropriate adjustment shall be made to the number of Shares available for the grant of options and the number of Shares which are subject to outstanding options granted under this Plan in order to give effect to any stock splits, stock dividends, or other relevant changes in the capitalization of the Company occurring after the adoption of this Plan by the Board. The decision of the Committee as to the amount and timing of any such adjustment shall be conclusive.

 4. Corporate Reorganization.

          (a) Anything in this Plan or in any
Option Agreement or any option
granted hereunder to the contrary
notwithstanding, in the event of the
commencement of a tender offer (other than by the Company) for any Shares or a sale or transfer, in one or a series of transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of the Company, or a merger, consolidation or share exchange pursuant to which the Shares of the Company are or may be exchanged for or converted into cash, property or securities of another issuer, or the liquidation of the Company (an
"Extraordinary Event"), then regardless of whether or not any option granted pursuant to this Plan has vested or become fully exercisable, all options granted pursuant to this Plan shall immediately vest and become fully exercisable for the full number of Shares subject to any such option on and at all times after the "Event Date" of the Extraordinary
Transaction. The "Event Date" is the date of the commencement of a tender offer, if the Extraordinary Event is a tender offer, and in the case of any other Extraordinary
Event, the day preceding the record
date in respect of such Extraordinary Event, or if no record date is fixed, the day preceding the date as of which shareholders of record become entitled to the consideration payable in respect of such Extraordinary Event.

          (b) In the event of the exercise
pursuant
to this Section of any option the
exercise price for which shall not have been fixed as of the Event Date, the exercise price per Share subject to such option shall be equal to the average Fair
Market Value (as defined in Section 7) per
Share for the 30 days preceding the
announcement or other publication of the Extraordinary Event.

           In the case of an Extraordinary Event
other than a tender offer, the
exercise of an option pursuant to this
Section
4  prior to the Event Date shall be
effective on and as of the Event Date. Upon the exercise of an option upon the occurrence of an Extraordinary Event, the Company shall issue, on and as of the effective date of such exercise, all Shares with respect to which the option shall have been exercised. In the event that an optionee fails to exercise his or her option, in whole or in part, pursuant to this Section upon an Extraordinary
Event, or if there shall be any capital
reorganization or reclassification of the
Shares, the Company shall take such action as may be necessary to enable each optionee to receive upon any subsequent exercise of his or her options, in whole or in part, in lieu of Shares, securities or other assets as were issuable or payable upon such Extraordinary Event in respect of, or in exchange for, such Shares.

5.  Other Participants; Grant of Options.

          (a) The Committee shall  determine
and designate from time to time those
employees of the Company to whom options are to be granted and who thereby become participants in the Plan. The
Committee may grant to such participants options to purchase Shares in such amounts as the Committee shall from time to time determine. Participation in the Plan shall not confer any right of continua-tion of service as an employee of the Company.

          (b) The granting of an option (except
Trustee Options as described in
Section 6 hereof) shall take place only when a written Option Agreement substantially in the form of Exhibit A hereto is executed by the Company and the participant and delivered to the participant. All options under this Plan shall be evidenced by such written Option
Agreement between the Company and the
optionee.  Such Option Agreement shall
contain such further terms and
conditions, not inconsistent with the
foregoing, related to the grant or the time or times of exercise of options as the Committee shall prescribe.

 6. Trustees; Grant of Options.
          (a) Each Trustee of the Company who
is serving as Trustee on the date
this Plan is adopted and who is not an
employee of the Company, shall receive a ten-year non-qualified option ("Trustee
Options") to purchase 6,000 Shares,
effective as of September 30, 1995 (the
"Grant Date").  The Trustee Options
shall vest and be exercisable in the following increments ("Tranches"): (I) 2,000
Shares on the Grant Date, (ii) an additional
2,000 Shares on the first anniversary
of the Grant Date, and (iii) an additional
2,000 Shares on the second anniversary
of the Grant Date (each such date is referred to as an "Exercise Date"). The exercise price of each Tranche of Trustee
Options shall be the Fair Market Value
(as defined in Section 7 hereof) of the
Shares
on the Exercise Date of such
Tranche. Notwithstanding any other term of the Plan, the retirement of a Trustee in accordance with the Company's retirement policy shall not affect (I) the vesting of a Tranche of Trustee Options, or
(ii) reduce the ten-year period for
exercise of  Trustee Options.

          (b) Shares acquired by a Trustee upon
the exercise of all or part of a
Tranche of Trustee Options may not be sold or otherwise disposed of by the Trustee for a period of six months from and after the Exercise Date of such Tranche (or from and after the date this Plan is approved by the Company's shareholders, whichever is later), except in the event of death of the optionee, in which event all vested Tranches will be exercisable and may be sold at any time after the date of death.

          (c)The provisions of this Section 6
may
not be amended or modified for at
least six months after this Plan has been adopted except as may be required to comply with the provisions of the Internal
Revenue Code of 1986, as amended,
or the Employee Retirement Income
Security
Act of 1974, as amended.

 7. Fair Market Value.  The "Fair Market
Value" per Share as of any particular
date shall be the closing price per Share on the trading day immediately preceding such date on the American Stock
Exchange or on such other principal
national securities exchange on which the Shares are listed on such date.

 8. Exercise Period. Except as otherwise specified by the Committee in the Option Agreement, each option granted under the Plan will expire on the 10th anniversary of the date the option was granted.

 9. Limitation Upon Transfer of Options.
No
option shall be transferable by an
optionee otherwise than by will or the laws of descent and distribution, as provided herein. Options shall be exercisable only by the optionee during his or her lifetime and only in the manner set forth herein. Options may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer an option, or to assign, pledge, hypothecate or otherwise dispose of an option in violation of this provision, or upon the levy of any attachment or similar process upon such option or such rights, this option shall immediately lapse and become null and void.

10. Termination and Forfeiture of Options.
In the event of the termination of
employment or other relationship of an
optionee (including a Trustee) for any
reason, all unexercised options of the
optionee will terminate, be forfeited and will lapse unless such options are exercised by the optionee (or his or her personal representative) within 90 days after the optionee's employment or other relationship with the Company is terminated.

11. Death or Disability of Optionee. In the event of the death of an optionee, or if an optionee's employment is terminated because of permanent and total disability, the option may be exercised by the personal representative, adminis-trator or a person who acquired the right to exercise any such option by bequest, inheritance or death of the optionee, or by the disabled optionee, as the case may be, within 90 days after the death of the optionee or termination of his or her employment, as the case may be.

12. Exercise of Options. To exercise an option, the optionee (or his or her successor) shall give written notice to the Company's Secretary at the Company's principal place of business accompanied by full payment for the Shares being purchased and a written statement that the Shares are purchased for investment and not with a view toward distribution;
however, this statement will not be
required in the event the Shares subject to the option are registered under the
Securities Act of 1933, as amended. If the option is exercised by the successor of an optionee following his or her death, proof shall be submitted, satisfactory to the Committee, of the right of the successor to exercise such deceased optionee's option.

13.Manner of Payment.  An Optionee may
pay the option price for the Shares
being purchased upon exercise of the option either (I) in cash or by check made payable to the order of the Company, (ii) with
Shares of the Company, to the
extent the Fair Market Value of such Shares on the date of exercise equals the option price for the Shares being purchased,
(iii) by surrender to the Company of
options to purchase Shares, to the extent of the difference between the exercise price of such options and the Fair Market
Value of the Shares subject to such
options (the "spread"), or (iv) a combination of (I), (ii) and (iii) above. The
Company shall have the right to withhold and deduct from the number of Shares deliverable upon the exercise of any options hereunder a number of Shares having an aggregate Fair Market Value equal to the amount of any taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

14. Share Certificates.  Certificates
representing Shares issued pursuant to this Plan which have not been registered under the Securities Act of 1933 shall bear a legend to the following effect:

"The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred unless registered under the provisions of that Act or if an exemption from registration is available."

The Company shall not be required to
transfer or deliver any certificate or
certificates for Shares purchased upon any exercise of an option: (I) until after compliance with all then applicable requirements of law; and (ii) prior to admission of such Shares to listing on any stock exchange on which the
Company's outstanding Shares may then be listed. In no event shall the Company be required to issue fractional
Shares to an optionee.

15. Registration. If the Company shall be advised by its counsel that Shares deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for their issuance, the Company may effect such registration or obtain such consent, and delivery of the Shares by the Company may be deferred until registration is effected or consent obtained.

16. Issuance of Shares. No Shares will be issued until full payment for such Shares has been made. An optionee shall have no rights as a shareholder with respect to optioned Shares until the date the option shall have been properly exercised and all conditions to the exercise of the option and purchase of Shares shall have been complied with in all respects to the satisfaction of the Company.
No adjustment shall be made for dividends
(ordinary or extraordinary, whether
in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such option is exercised, except as otherwise provided herein.

17. Amendments and Termination.  The
Board of Trustees may amend, suspend,
discontinue or terminate the Plan, but no such action may, without the consent of the holder of any option granted hereunder, alter or impair such option, except as provided in Paragraphs 5 and 6 above.

18. Period of Plan.

           (a) The Plan has been adopted by the
Board of Trustees on, and, subject
to subsection (b) hereof, the Plan shall be effective as of, September 14, 1995.
Unless extended or earlier terminated by the Board of Trustees, the Plan shall continue in effect until, and shall terminate on, the tenth anniversary of the effective date of the Plan. Unless so extended no additional options may be granted on or after the tenth anniversary of the effective date hereof.

          (b) The effectiveness of all options
granted under this Plan, and
particularly the provisions of Section 6 hereof, are subject to the approval of this Plan by the shareholders of the Company within 12 months after the date this Plan was adopted by the Board of Trustees, as specified above.


EXHIBIT A
        MID-ATLANTIC REALTY TRUST
     1995 STOCK OPTION PLAN
AGREEMENT

  THIS AGREEMENT is made this
__________________, 199__,
by and between MID-ATLANTIC REALTY
TRUST, a Maryland real estate
investment trust (the "Company"), and
______________________ (the
"Optionee).

     WHEREAS, the Board of Trustees of the
Company considers it
desirable and in the Company's interest that the Optionee be given an opportunity to purchase its common shares of beneficial interest, par value $.01 per share ("Shares"), pursuant to the terms and conditions of the Company's
1995 Stock Option Plan (the "Plan") to
provide an incentive for the Optionee
and to promote the interests of the
Company.

     NOW, THEREFORE, it is agreed as
follows:

1.Grant of Option.  The Company hereby
grants to Optionee an option to
purchase from the Company
________________ Shares ("Option
Shares")
at
the exercise price per Share set forth below.
Subject to earlier expiration or
termination of the option granted hereunder, this option shall expire on the 10th anniversary of the date hereof.

2. Period of Exercise of Option.  The
Optionee shall be entitled to exercise the option granted hereunder to purchase Option
Shares as follows:

Exercise Date              No. of Shares
Exercise Price Per Share





in each case, together with the number of Option Shares which Optionee was theretofore entitled to purchase.

3. Additional Exercise Periods. In the event of the death of the Optionee, or if the Optionee's employment is terminated for any reason, the option may be exercised by the personal representative, administrator or a person who acquired the right to exercise any such option by bequest, inheritance or death of the optionee, or by the optionee, as the case may be, within 90 days after the death of the optionee or such termination of employment, as the case may be. Except as provided in the immediately preceding sentence, no option may be exercised after the optionee has ceased to be employed by the Company or its subsidiaries.
After such period, this option will terminate, be forfeited and will lapse immediately.

4. Method of Exercise. In order to exercise the options granted hereunder,
Optionee must give written notice to the Secretary of the Company at the Company's principal place of business, substantially in the form of Exhibit A hereto, accompanied by full payment of the exercise price for the Option Shares being purchased, in accordance with the terms and provisions of the Plan.

5. Manner of Payment.  An Optionee may
pay the option price for Shares
purchased upon exercise of the option either
(I) in cash or by check payable to
the order of the Company, (ii) with Shares of the Company, to the extent the Fair
Market Value of such Shares on the date of exercise equals the option price for the Shares purchased, (iii) by surrender to the
Company of options to purchase
Shares, to the extent of the difference
between the exercise price of such options and the Fair Market Value of the Shares subject to such options (the "spread"), or (iv) a combination of (I), (ii) and (iii) above. The Company shall have the right to withhold and deduct from the number of Shares deliverable upon the exercise of any options hereunder a number of Shares having an aggregate Fair
Market Value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

6. Limitation upon Transfer. This Option may not be transferred by the Optionee other than by will and the laws of descent and distribution, as stated above, may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process.
This Option is exercisable only by the
Optionee during his or her lifetime, and only in the manner set forth herein.
Upon any attempt to transfer this option, or to assign, pledge, hypothecate or otherwise dispose of this option in violation of this provision, or upon the levy of any attachment or similar process upon such option or such rights, this option shall immediately lapse and become null and void.

7. Plan; Applicable Law.  This Option
 Agreement is subject in all respects to the provisions of the Plan, a copy of which has been provided to the Optionee. This
Option Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, excluding its provisions relating to conflicts of
laws.

     IN WITNESS WHEREOF, the parties
 have caused this Agreement to
be executed under seal, intending this
 to be a sealed instrument, as of the date first above written.

ATTEST: MID-ATLANTIC REALTY
TRUST


____________By:______________(SEAL)

WITNESS: ___________________

 OPTIONEE:_____________(SEAL)

EXHIBIT A


Date:_____________________

Secretary
MID-ATLANTIC REALTY TRUST

To the Secretary:

I hereby exercise my option to purchase
______________ shares of common
beneficial interest, par value $.01 per share
 ("Shares"), of Mid-Atlantic Realty
Trust in accordance with the terms set
 forth in the Mid-Atlantic Trust Realty
1995 Stock Option Agreement.

In full payment for such exercise, please find enclosed

 __  check in the amount of $____________

 __  Shares having a Fair Market Value of
$__________

 __ Options, bearing an exercise price of $__________, to purchase ______
Shares having a Fair Market Value of
 $_________, resulting in a "spread" of
$___________.

I authorize the Company to withhold a
number of Shares equal to any
withholding obligation applicable to me.

Very truly yours,

___________________________________

___________________________________
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